UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 13, 2016

PURA NATURALS, INC.
(Exact Name of Registrant as Specified in Charter)
COLORADO	000-54888	20-8496798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23101 Lake Center Drive, Suite 100 Lake Forest, CA 92630
(Address of Principal Executive Offices) (Zip Code)

(855) 326-8537
 (Registrant's telephone number, including area code)
N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

 The documents described herein were executed as of April 7,2017 and April 12, 2017, however, such documents were not delivered and effective until April 13, 2017.

 On April 7, 2017, Pura Naturals, Inc. ("the Company") entered into a Securities Purchase Agreement ("SPA") with Mammoth Corporation, a Nevada corporation and accredited investor ("Mammoth"), pursuant to which the Company, at its option, may issue and sell to Mammoth up to $10,000,000 of the Company's registered common stock (the "Shares") in a 24-month period after the registration of the Shares. Pursuant to the SPA, the amount of each individual advance, up to $1,000,000, is at the discretion of the Company subject to certain limitations described herein.

 On April 7, 2017, the Company also entered into a Registration Rights Agreement ("RRA") with Mammoth whereby the Company agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state laws.  Pursuant to the RRA, the Company shall register the Shares pursuant to a registration statement on Form S-1 (or on such other form as is available to the Company within 45 days of the execution of the Agreements) (the "Registration Statement"). In addition, the Company agreed to use its best efforts to cause such registration statement to be declared effective within one hundred twenty (120) days after the initial filing with the Securities Exchange Commission ("SEC").  Pursuant to the terms of the SPA and RRA, the Company shall reserve a sufficient number of shares of the Company's common stock for the purpose of enabling the Company to issue Shares pursuant to the Agreements.

Subject to the terms and conditions of the SPA and RRA, including that there is an effective Registration Statement, the Company, at its sole and exclusive option, may issue and sell to Mammoth, and Mammoth shall purchase from the Company, the Shares upon the Company's delivery of written notices to Mammoth. The aggregate maximum amount of all purchases that Mammoth shall be obligated to make under the Agreements shall not exceed $10,000,000.  Once a written notice is received by Mammoth, it shall not be terminated, withdrawn or otherwise revoked by the Company.

The amount for each purchase of the Shares as designated by the Company in the applicable draw down notices shall be calculated by the average of the last three days' closing price of the Company common shares; however, shall not in any case exceed (i) 4.9% of the then-current shares outstanding or (ii) the previous 10-day average trading volume of the draw down shares multiplied by 3.  There shall be a maximum draw down investment amount of $1,000,000.

The purchase price for the Shares to be paid by Mammoth shall be the average of the lowest three closing prices during the last five consecutive trading days following the delivery by the Company of a notice.

On April 7, 2017, the Company issued to Mammoth a Convertible Promissory Note (the "Note") in the amount of $570,000 that matures nine months from the date of issuance or January 7, 2018, to fund the costs and fees associated with the transactions described herein. As part of the transaction, Robert Doherty and Robert Switzer, both officers and directors of the Company, entered into a Security Agreement with Mammoth whereby they each individually pledged 250,000 common shares of the Company as collateral on the Note.

The SPA, RRA, Note, and Security Agreement contain other provisions customary to transactions of this nature. The foregoing descriptions are qualified in their entirety by reference to these documents, which are filed herewith as Exhibits 10.1, 10.2, 10.3, and 10.4 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

 On April 7, 2017, the Company issued to Mammoth a Convertible Promissory Note (the "Note") in the principal amount of $570,000 (inclusive of any fees) that matures nine months from the date of issuance, or January 7, 2018.  In exchange for the Note, Mammoth agreed to provide bridge financing to the Company in three tranches as follows:

 (1) $200,000 upon signing of the Note, the Securities Purchase Agreement and Registration Rights Agreement (described in Item 1.01 of this Current Report) (of which $50,000 may be sent to the Company's auditor to complete the audit for the fiscal year ended December 31, 2016);

 (2) $150,000 upon filing of the Registration Statement and receipt of the Shares; and

 (3) $150,000 upon the Registration Statement becoming effective.

 Pursuant to the terms of the Note, the Company is not required to make any payments on the Note until maturity, and no interest shall accrue except in default.  Prepayment of the Note is permitted without penalty; however, Mammoth has the right to convert all or any portion of the balance of the Note beginning six months after the issuance date, at a conversion price per share of seventy-five percent (75%) of the lowest trading price during the valuation period or "look back" period immediately preceding and including the date of conversion (as defined and calculated pursuant to the Note). There is no minimum conversion price.  Should the Company default on the Note, the default interest rate shall be the lower of 18% per annum or the highest rate permitted under applicable law. The date of conversion is also adjustable in accordance with the Note's terms in the event certain capital reorganization, merger, or liquidity events of the Company as further described in the Note.

 Additionally, The Company's Chief Executive Officer Robert Doherty and the Company's Chief Financial Officer Robert Switzer entered into a Security Agreement with Mammoth Corporation whereby each of them pledged 250,000 of the Company's shares (currently held by each of them individually) as collateral for the Note, to be returned upon repayment of the outstanding balance or its conversion to shares of the Company.

The complete set of terms of both the Convertible Promissory Note and Security Agreement are attached as Exhibits 10.3 and 10.4 to this Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

 On April 7, 2017, the Company executed a Securities Purchase Agreement to issue and sell to Mammoth Corporation, a Nevada corporation and accredited investor, up to $10,000,000 in shares of its common stock for a 24-month period after the registration of such shares, at a per share price described in Item 1.01 of this Form 8-K. In connection with this transaction, the Company agreed to register the shares of common stock.
 The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended ("Act"), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, Mammoth is an accredited investor, Mammoth had access to information about the Company and its investment, Mammoth accepted the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

The form of Securities Purchase Agreement is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
The documents described herein were executed as of April 7,2017 and April 12, 2017, however, such documents were not delivered and effective until April 13, 2017.

(d) Exhibits.

Exhibit No.	Description
10.1 10.2 10.3 10.4
Form of Securities Purchase Agreement dated April 7, 2017, by and between Mammoth Corporation and PURA Naturals, Inc.*

Form of Registration Rights Agreement dated April 7, 2017, by and between Mammoth Corporation and PURA Naturals, Inc.*

Convertible Promissory Note Due Nine Months After Issuance Date dated April 7, 2017, by and between Mammoth Corporation and PURA Naturals, Inc.*

Form of Security Agreement dated April 7, 2017, by and between Robert Doherty, Robert Switzer, and Mammoth Corporation.*

* Filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMMY FLIES, INC.
April 13, 2016	By: /s/ Robert Doherty Robert Doherty Chief Executive Officer